UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 22, 2011

WINLAND OCEAN SHIPPING CORP.

(Exact name of registrant as specified in its charter)

Texas	333-142908	20-5933927

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  Rm 703, 7/F, Bonham Trade Centre, 50 Bonham Strand, Sheung Wan, Hong Kong

(Address of principal executive offices)

Registrant’s telephone number, including area code: 00852-28549088

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant.

(a)            Dismissal of Independent Accountants

Effective as of December 22, 2011 (the “Effective Date”), the board of directors (the “Board”) of Winland Ocean Shipping Corp., a Texas corporation (the “Registrant”), dismissed Weinberg & Company, P.A. (“Weinberg”) as the Registrant’s  principal independent registered public accounting firm. Weinberg had been engaged to audit the Registrant's financial statements since October 28, 2008.

No report prepared by Weinberg included in the Registrant’s financial statements for the past two (2) fiscal years, as well as the subsequent interim periods through the Effective Date, contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principle.

The dismissal of Weinberg as the Registrant’s principal independent registered public accountants was approved by the Board effective as of the Effective Date.

During the Registrant’s two (2) most recent fiscal years, as well as the subsequent interim period through the Effective Date, there were no disagreements between the Registrant and Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with any report prepared by Weinberg.

During the Registrant’s most recent two (2) fiscal years, as well as the subsequent interim period through the Effective Date, Weinberg did not advise the Registrant of any of the matters identified in Item 304(a)(1)(v)(A) - (D) of Regulation S-K.

The Registrant requested Weinberg to furnish a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree. A copy of the letter is attached hereto as Exhibit 16.1.

(b)             New Independent Accountants

Effective as of December 22, 2011, the Board approved the engagement of MaloneBailey, LLP (“MaloneBailey”) as its principal independent registered public accounting firm to audit the Registrant’s financial statements. The Registrant did not consult MaloneBailey on any matters described in Item 304(a)(2) of Regulation S-K during the Registrant’s two (2) most recent fiscal years or any subsequent interim period prior to engaging MaloneBailey.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT NO.	DESCRIPTION	LOCATION
16.1	Auditor Letter of Weinberg & Company, P.A., dated December 29, 2011	Provided herewith

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 29, 2011

WINLAND OCEAN SHIPPING CORP.

By:	/s/ Xue Ying

Name:	Xue Ying

Title:	Chief Executive Officer and Secretary